Filed by Discovery, Inc. pursuant to Rule 425 under the Securities Act of 1933 and deemed filed under Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Discovery, Inc. Commission File No.: 001-34177 Date: December 22, 2021 This press release was issued by Discovery, Inc. on December 22, 2021 Discovery, Inc. Announces European Commission Unconditional Approval of Proposed Acquisition of AT&T’s WarnerMedia Business NEW YORK, NY- December 22, 2021 - Discovery, Inc. (“Discovery” or the “Company”) (NASDAQ: DISCA, DISCB, DISCK) today announced that the European Commission (EC) has granted unconditional antitrust clearance of the Company’s proposed acquisition of AT&T Inc.’s (NYSE:T) WarnerMedia business. “Approval from the European Commission is a key milestone toward completing our proposed transaction with AT&T,” said David Zaslav, President and Chief Executive Officer of Discovery, and the future CEO of the combined company. “Today we move one important step closer to creating Warner Bros. Discovery, a premier entertainment company that will be one of the world’s leading investors in premium content and one positioned to serve consumers with what we believe will be the most complete content offering under one roof.” Discovery currently anticipates the closing of the WarnerMedia transaction to occur in mid-2022, subject to approval by Discovery stockholders and additional customary closing conditions, including other regulatory approvals. No approval is required by AT&T stockholders. ### About Discovery Discovery, Inc. (Nasdaq: DISCA, DISCB, DISCK) is a global leader in real life entertainment, serving a passionate audience of superfans around the world with content that inspires, informs and entertains. Discovery delivers over 8,000 hours of original programming each year and has category leadership across deeply loved content genres around the world. Available in over 220 countries and territories and nearly 50 languages, Discovery is a platform innovator, reaching viewers on all screens, including TV Everywhere products such as the GO portfolio of apps; direct-to-consumer streaming services such as discovery+, Food Network Kitchen and MotorTrend OnDemand; digital-first and social content from Group Nine Media; a landmark natural history and factual content partnership with the BBC; and a strategic alliance with PGA TOUR to create the international home of golf. Discovery’s portfolio of premium brands includes Discovery Channel, HGTV, Food Network, TLC, Investigation Discovery, Travel Channel, MotorTrend, Animal Planet, Science Channel, and the forthcoming multi-platform JV with Chip and Joanna Gaines, Magnolia Network, as well as OWN: Oprah Winfrey Network in the U.S., Discovery Kids in Latin America, and Eurosport, the leading provider of 3 locally relevant, premium sports and Home of the Olympic Games across Europe. For more information, please visit corporate.discovery.com and follow @DiscoveryIncTV across social platforms. Contacts Discovery, Inc. Corporate Communications Nathaniel Brown nathaniel_brown@discovery.com Espen Skoland Espen_skoland@discovery.com Discovery, Inc. Investor Relations Andrew Slabin andrew_slabin@discovery.com AT&T Inc. Corporate Communications Fletcher Cook fletcher.cook@att.com AT&T Inc. Corporate Communications Larry Solomon larry.solomon@att.com Cautionary Statement Concerning Forward-Looking Statements This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements as to the expected timing, completion and effects of Discovery’s pending transaction with AT&T Inc. and AT&T’s WarnerMedia business, are based on current expectations, forecasts and assumptions of the management of Discovery and AT&T that involve risks and uncertainties outside of Discovery’s control and on information available to Discovery as of the date hereof. Discovery’s actual results could differ materially from those stated or implied due to risks and uncertainties associated with its business, which include the risk factors disclosed in its 2020 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 22, 2021 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the SEC on November 9, 2021. Forward-looking statements include statements regarding Discovery’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements in this release include, without limitation, statements regarding investing in Discovery's programming, strategic growth initiatives, changes in the pay-TV ecosystem, the timing and effects of its pending transaction with AT&T Inc. and AT&T’s WarnerMedia business and related transactions, and the impact of COVID-19. Actual results may differ materially from the results predicted due to risks and uncertainties, including Discovery’s ability to complete, integrate, maintain and obtain the anticipated benefits and synergies from its proposed transaction to combine Discovery's business with AT&T's WarnerMedia business. Discussions of additional risks and uncertainties are contained in AT&T’s, Magallanes, Inc.’s (“Spinco’s”) and Discovery’s filings with the SEC, including the registration statement on Form S-4, containing a preliminary proxy statement/prospectus, filed by Discovery and the registration statement on Form S-4 and Form S-1, containing a preliminary prospectus, filed by Spinco in connection with the proposed transaction. None of Discovery, AT&T or Spinco is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Additional Information and Where to Find It: This communication may be deemed to be solicitation material in respect of the proposed transaction between AT&T, Spinco, and Discovery. In connection with the proposed transaction, AT&T, Spinco and Discovery have filed and intend to file relevant materials with the SEC, including a registration statement on Form S-4 filed by Discovery that contains a preliminary proxy statement/prospectus of Discovery and a registration statement on Form S-4 and Form S-1 by Spinco that contains a preliminary prospectus of Spinco. Each of Discovery and Spinco expects to file amendments to these filings before they become effective. This communication is not a substitute for the registration statements, proxy statement/prospectus, prospectus or any other document which AT&T, Spinco or Discovery have filed or may file with the SEC. STOCKHOLDERS OF AT&T AND DISCOVERY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of the registration statements, proxy statement/prospectus and prospectus as well as other filings containing information about AT&T, Spinco and Discovery, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by AT&T or Spinco will be made available free of charge on AT&T’s investor relations website at https://investors.att.com. Copies of documents filed with the SEC by Discovery will be made available free of charge on Discovery’s investor relations website at https://ir.corporate.discovery.com. Participants in Solicitation: AT&T and its directors and executive officers, and Discovery and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Discovery capital stock and/or the offering of Discovery securities in respect of the proposed transaction. Information about the directors and executive officers of AT&T is set forth in the proxy statement for AT&T’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 11, 2021. Information about the directors and executive officers of Discovery is set forth in the proxy statement for Discovery’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2021. Investors may obtain additional information regarding the interest of such participants by reading the registration statements, proxy statement/prospectus and prospectus and other relevant materials regarding the proposed transaction when they become available.